UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2009
SYMMETRY MEDICAL INC.
(Exact name of Registrant as specified in its charter)
____________

Delaware	333-116038	35-1996126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3724 N State Road 15, Warsaw, Indiana 46582
(Address of Principal executive offices, including Zip Code)

(574) 268-2252
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On September 24, 2009, Symmetry Medical, Inc. issued a press release entitled “Symmetry Medical to Present at JMP Securities Healthcare Focus Conference” in which it announced that it was scheduled to present at the JMP Securities Healthcare Focus Conference to be held at the Palace Hotel in New York City on Tuesday, October 6, 2009 at 3:00 p.m. ET.

A live Web cast of the presentation will be available on Symmetry Medical’s Web site at www.symmetrymedical.com. Presentation slides will be posted on the Web site before the presentation begins. A replay of the Web cast will be available for 60 days after the date of the presentation.

A copy of the press release is being furnished as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	“Symmetry Medical to Present at JMP Securities Healthcare Focus Conference” Press Release issued by Symmetry Medical, Inc. dated September 24, 2009.
________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Medical Inc.

/s/ Fred L. Hite
Date: September 25, 2009	Name: Fred L. Hite
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	“Symmetry Medical to Present at JMP Securities Healthcare Focus Conference“ Press Release issued by Symmetry Medical Inc. dated September 24, 2009.